UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 17, 2021
Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-441-8500
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.03 Material Modification to Rights of Security Holders.
On August 3, 2020, the Board of Directors of the Federal Home Loan Bank of Dallas (“Bank”) adopted certain amendments to the Bank’s Capital Plan, subject to approval by the Federal Housing Finance Agency (“Finance Agency”) and a member notification requirement. The Finance Agency approved the amendments to the Bank’s Capital Plan on November 4, 2020. On March 17, 2021, the Bank gave notice to its members that the amended Capital Plan will be implemented on April 19, 2021.
The Bank’s Capital Plan was amended primarily to add an activity-based investment requirement for letters of credit. Under the amended Capital Plan, members will be required to maintain an investment in Class B-2 Stock in an amount not less than 0.10 percent of members’ outstanding letters of credit nor more than 2.0 percent of members’ outstanding letters of credit (the “permissible range”), as specified from time to time by the Bank’s Board of Directors. The Board of Directors has authorized an initial capital stock investment requirement of 0.10 percent of members’ outstanding letters of credit. This new investment requirement will apply only to letters of credit that are issued or renewed on and after April 19, 2021. For this purpose, renewals will include amendments that extend the expiration date of a letter of credit.
Other non-substantive changes were made to the Capital Plan including, but not limited to, the deletion of the provisions that related to the exchange, on October 1, 2015, of Class B Stock for Class B-1 Stock and Class B-2 Stock as such provisions were no longer necessary.
The foregoing description of the amendments to the Bank’s Capital Plan is qualified in its entirety by reference to the Capital Plan, as amended, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
This report contains forward-looking statements with respect to the implementation of the Bank’s amended Capital Plan that reflect current intentions of the Bank with respect to future events and transactions between the Bank and its members. The Bank cautions that forward-looking statements involve risks or uncertainties that may be outside the control of the Bank and that could affect the extent to which a particular objective or prediction is realized within the periods stated. As a result of such risks and uncertainties, undue reliance should not be placed on these forward-looking statements. The Bank undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason.

Item 9.01 Financial Statements and Exhibits.
Exhibits
4.1 Capital Plan for the Federal Home Loan Bank of Dallas, as amended and revised on August 3, 2020 and approved by the Federal Housing Finance Agency on November 4, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

Date:	March 17, 2021	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer